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                                                                EXHIBIT 23(b)


                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                                KPMG Peat Marwick LLP

Orange County, California
August 17, 1995